SCUDDER
INVESTMENTS(SM)
[LOGO]



-----------------------
EQUITY/VALUE
-----------------------

Scudder Large
Company Value Fund
Fund #049












Semiannual Report
January 31, 2000



A fund seeking maximum long-term capital appreciation through a value-oriented investment approach.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Investment Portfolio

                      19   Financial Statements

                      22   Financial Highlights

                      23   Notes to Financial Statements

                      27   Officers and Trustees

                      28   Investment Products and Services

                      30   Scudder Solutions

Scudder Large Company Value Fund
--------------------------------------------------------------------------------
ticker symbol SCDUX                                              fund number 049
--------------------------------------------------------------------------------




Date of Inception:    o  Investors' preference for stocks with strong growth
11/21/66                 characteristics over those with attractive valuations
                         has led to an extended period of sharp underperformance for large company value stocks.

Total Net Assets as   o  Fund management has kept its fundamental investment
of 1/31/00:              discipline intact, but it has enhanced its approach to
$2.2 billion             better cope with the unfavorable market environment.
                         Specifically, management is holding on to its winners longer and being more selective in purchasing stocks that appear to be attractively valued.

Letter from the Fund's President
--------------------------------------------------------------------------------


Dear Shareholders,

In the past year, we witnessed another period of strong performance for the equity markets as large cap stocks, particularly those in the technology sector, recorded impressive returns. Although it has been impossible to discern from the powerful rally of the Nasdaq average, the majority of stocks in the broader market have actually fallen over the past twelve months. Large company value stocks, in particular, produced extremely poor performance in relation to the indices. While ordinarily stocks with attractive valuation characteristics tend to outperform, this trait has actually been a negative in recent months as investors have poured money into the stocks with the most attractive growth characteristics regardless of their valuations.

In this environment, the generous returns of growth stocks have the potential to make other asset classes seem less important to an investor's overall portfolio. Strong gains in certain sectors can also increase one's exposure to a particular asset class or industry sector. Consequently, we encourage shareholders to carefully review their holdings to ensure that their current allocations continue to match their objectives and provide adequate exposure to several asset classes. Even though value stocks have underperformed sharply in recent months, we urge investors to maintain a position in this sector in preparation for what we believe will be its inevitable turnaround. While the bounce in value stocks may not happen right away, history has shown that the presence of both growth and value in your portfolio can augment your risk-adjusted returns over time.

Thank you for your continued investment in Scudder Large Company Value Fund. For current information on the fund or your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with the one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder Large Company Value Fund

Performance Update
--------------------------------------------------------------------------------
                                                                January 31, 2000



--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                  Scudder Large         Russell 1000
                Company Value Fund      Value Index*

           '90        10000               10000
           '91        10057               10243
           '92        13290               12232
           '93        14554               14302
           '94        17016               17040
           '95        15219               16585
           '96        20982               22953
           '97        25389               28390
           '98        31662               36088
           '99        35724               42670
           '00        35583               43964

                          Yearly periods ended January 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                              Total Return
                               Growth of                                   Average
Period ended 1/31/2000          $10,000             Cumulative             Annual
------------------------------------------------------------------------------------
Scudder Large Company Value Fund
------------------------------------------------------------------------------------
1 year                         $   9,960                -.40%                -.40%
5 year                         $  23,380              133.80%               18.51%
10 year                        $  35,583              255.83%               13.53%
------------------------------------------------------------------------------------
Russell 1000 Value Index*
------------------------------------------------------------------------------------
1 year                         $  10,303                3.03%                3.03%
5 year                         $  26,508              165.08%               21.51%
10 year                        $  43,964              339.64%               15.95%

* The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER LARGE COMPANY VALUE FUND TOTAL RETURN (%) AND RUSSELL 1000 VALUE INDEX* TOTAL RETURN (%)

                                       Yearly periods ended January 31

             1991   1992   1993    1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)     .57  32.15   9.51  16.92  -10.56  37.87  21.00  24.71  12.83   -.40
------------------------------------------------------------------------------------
Index Total
Return (%)    2.43  19.42  16.92  19.14   -2.67  38.40  23.69  27.11  18.24   3.03
------------------------------------------------------------------------------------
Net Asset
Value ($)    16.03  19.87  20.37  21.18   18.22  21.40  23.17  26.79  27.93  26.02
------------------------------------------------------------------------------------
Income
Dividends
($)            .37    .22    .10     --      --    .08    .16    .24    .18    .39
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)           1.35    .98   1.25   2.62     .73   3.50   2.48   1.86   2.10   1.45
------------------------------------------------------------------------------------


* The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                January 31, 2000


--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                 Management seeks to
                                            remain as close to fully
                                             invested in equities as
Common Stocks               99%                            possible.
Cash Equivalents             1%
------------------------------------
                           100%
------------------------------------







--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 1% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                    Performance was held
Financial                   25%                         back by the poor
Energy                      15%                           performance of
Communications              12%                        traditional value
Manufacturing                8%                   sectors such as energy
Durables                     8%                          and financials.
Technology                   6%
Consumer Discretionary       5%
Utilities                    4%
Consumer Staples             3%
Other                       14%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(36% of Portfolio)                                     Top holdings reflect
                                                      management's focus on
  1.     Exxon Mobil Corp.                                 well-established
         International oil company                           companies with
                                                    attractive  valuations.
  2.     Citigroup, Inc.
         Diversified financial services company

  3.     Chase Manhattan Corp.
         Commercial bank

  4.     Dow Chemical Co.
         Chemical producer

  5.     Bell Atlantic Corp.
         Telecommunication services

  6.     AT&T Corp.
         Telecommunication services

  7.     Motorola, Inc.
         Manufacturer of telecommunication products and semiconductors

  8.     Boeing Co.
         Manufacturer of jet airplanes

  9.     Merrill Lynch & Co., Inc.
         Investment, finance and insurance services

 10.     BellSouth Corp.
         Telecommunication services










For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2000

In the following interview, portfolio manager Lois Roman discusses Scudder Large Company Value Fund's strategy and the market environment during the six-month period ended January 31, 2000.

Q: The environment for value stocks has been extremely negative over the past year. Please provide some background on the sector's underperformance.

A: The performance gap between growth stocks and value stocks has moved to unprecedented levels during the last six months. During this time, the Russell 1000 Value Index returned just -5.21%, compared to 18.68% for the Russell 1000 Growth Index. By now, the story is well known: technology and communications stocks have been driven ever higher by the stunning prospects for the long-term growth of the Internet, and this dynamic has propelled the Nasdaq to incredible gains. The S&P 500 Index has also been taken along for the ride, but the bulk of its returns have been driven by the strong performance of a handful of its largest stocks. At the same time, traditional value areas -- such as the financials, energy, and manufacturing -- have languished, with some of the most attractively valued stocks producing the most anemic returns. The resulting underperformance of the value universe has created a very difficult environment for value-oriented managers such as ourselves.

Q: How has this deteriorating environment impacted fund performance?

A: The fund returned -7.42% over the six-month period ended January 31, 2000, which trailed the -5.21% return of the fund's unmanaged benchmark, the Russell 1000 Value Index. We attribute the fund's underperformance to our positions in the consumer staples and defense sectors, which took a tumble late in 1999.

Q: Have you changed your investment process because of the market's current volatility?

A: No -- our goals and process remain the same. The fund will continue to provide exposure to large company value stocks, using a disciplined, three-step investment

--------------------------------------------------------------------------------
Russell 1000 Growth versus Russell 1000 Value
1985-1999
--------------------------------------------------------------------------------

      Russell 1000 Growth      Russell 1000 Value

1985        2.87%                     18.07%
1986        4.99%                     13.58%
1987       41.27%                     24.55%
1988       -0.26%                     -8.08%
1989       35.92%                     25.19%
1990       11.27%                     23.16%
1991        5.31%                      0.50%
1992       15.36%                     19.98%
1993       32.85%                     31.52%
1994       -0.95%                     10.10%
1995       15.98%                     28.29%
1996       20.46%                     20.04%
1997      -11.31%                      1.26%
1998       39.57%                     24.41%
1999        23.9%                     20.55%
process that employs a quantitative screen, fundamental equity research, and risk management. The quantitative screen helps us find stocks in the Russell 1000 Index -- a broad, large-capitalization universe -- which are selling at the most attractive valuations. Companies that are ranked in the top four deciles (the cheapest 40%) are our potential buy candidates, while those that fall into the 9th and 10th deciles (the most expensive 20%) are our potential sell candidates. Not all cheap stocks have value, however. The use of our team of equity analysts helps us to understand the fundamental dynamics of a company. This is a crucial step in the process, and it helps prevent us from investing in stocks where the fundamentals have not yet hit bottom. Lastly, our use of quantitative and qualitative risk analysis allows us to control for macroeconomic factors. Over the long-term, our investment model has added significant value. Through the five years ended January 31, the fund's average annual return was 18.51%.

On the margin, we have been putting a heavier emphasis on fundamental analysis than on our quantitative screen. The recent divergence in the performance of high-valuation growth stocks and cheap value stocks has caused extremely poor results from our model, which can happen in the short run. We have therefore been more willing to add names into the portfolio that are in the "hold" zone if they are highly recommended by our analysts. This is particularly true in sectors that are relatively expensive, such as technology or health care. In addition, we have been slower to sell our winners. For example, if a stock has grown more expensive while maintaining strong fundamentals, we may continue to hold the stock in the portfolio for a longer period of time. Of course, if the investment thesis on the stock has been violated or if we have a better idea, we will exit the name.

Q: How is the fund positioned currently?

A: The portfolio is overweighted in energy, based on our belief that the current valuations of the major oil companies do not reflect the high price of the commodity. Since most earnings estimates for companies in this sector incorporate a lower oil price than has existed for the past several months, the potential for upside earnings surprises is growing. In addition, the fund is underweight in the rate-sensitive financials, and should remain so until we have determined that the sector's fundamentals have bottomed. Lastly, we expect to fund opportunities in the consumer staples and health care sectors as we move through 2000. Many of the stocks in these groups have been falling rapidly because their growth rates are much slower than those in the technology area.

Q: What are some positions that have performed well for the fund?

A: Motorola -- a manufacturer of components and cellular phones -- was one of the largest holdings in the fund, and one of the largest contributors to performance in the period. When we first took the position in the stock in 1998 in the mid-$40s, our thesis was that the company would benefit from the turn in the semiconductor cycle, and that the cellular phone division would improve. Fundamentals were at a trough, with current estimates at that time far below the stock's normalized earnings. (Normalized earnings are the smoothed-out level of earnings over an economic cycle, removing the peaks and troughs associated with fluctuations in the economy.) To date, the position has appreciated three-fold because the semiconductor cycle has turned, the cell phone business has improved, and the company has been able to boost its margins and its profitability. Even though it is no longer at a cheap valuation, we continue to own the stock because fundamentals continue to improve, and the management team is very strong. We will exit the position if the thesis is violated or if the valuation becomes so extreme that all the good news is discounted in the stock price.

Disney was also a top contributor in the period. The fund purchased Disney in the summer of 1999 when it fell below $25. After in-depth fundamental research -- which included a meeting with CEO Michael Eisner -- we were convinced that Disney had a great brand franchise, severable business units, and the potential to unlock returns for investors. The stock has performed well for the fund since we began to establish a position, and we remain optimistic on its prospects going forward.

Q: The fund holds a significant position in financials, a group that has been under pressure for some time. What is your outlook for this group?

A: The financial sector -- which represents 30% of the fund's benchmark -- is made up of a few large categories: insurance, money center banks, regional banks, and "other" financials. Despite the significant weakness in this group, we remain wary of its deteriorating fundamentals and are therefore underweighted versus the benchmark. However, we continue to find opportunities in insurance stocks, which are at all-time valuation troughs. We also hold significant positions in large money center banks like Chase Manhattan and Citigroup, which have offered relative safety within the group. The key question for value style investors will be when to jump back into the financials. We are closely watching some macroeconomic variables as well as some company-specific issues in order to make this determination.

Q: What is your outlook for the value sector overall?

A: While we believe that the continued underperformance of value stocks has opened up a wealth of investment opportunities in individual companies, it is impossible to say when investors will recognize these values. However, we wish to remind investors that over the long-term, growth and value have taken turns leading the market. While the value discipline may not return to favor in 2000, it is likely that our focus on stocks experiencing troughs in both their fundamentals and their valuations will allow the fund to prosper when value resumes a position of market leadership. Until that time, we urge shareholders to remain focused on the importance of maintaining exposure to all sectors of the stock market even when some are underperforming sharply, as value stocks have been over the past year.

Investment Portfolio                          as of January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                     Principal
                                                     Amount ($)     Value ($)
--------------------------------------------------------------------------------


Repurchase Agreements 1.1%


 State Street Bank and Trust Company, 5.68%, to be
    repurchased at $24,197,817 on 2/1/2000                       -----------
    (Cost $24,194,000) ** ........................   24,194,000   24,194,000
                                                                 -----------


                                         Shares
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Common Stocks 98.9%
--------------------------------------------------------------------------------

 Consumer Discretionary 5.1%
 Department & Chain Stores
 Federated Department Stores, Inc.*   1,087,500    45,267,188
 May Department Stores ............     685,300    21,329,963
 Target Corp. .....................     691,400    45,545,975
                                                 ------------
                                                  112,143,126
                                                 ------------
 Consumer Staples 2.7%
 Food & Beverage
 PepsiCo, Inc. ....................     602,500    20,560,313
 Unilever NV (New York Shares) ....     824,785    38,146,306
                                                 ------------
                                                   58,706,619
                                                 ------------
 Health 3.4%
 Pharmaceuticals
 American Home Products Corp. .....   1,037,900    48,846,169
 Pharmacia & Upjohn, Inc. .........     565,400    26,573,800
                                                 ------------
                                                   75,419,969
                                                 ------------
 Communications 11.8%
 Telephone/Communications
 AT&T Corp. .......................   1,470,150    77,550,412
 Bell Atlantic Corp. ..............   1,278,200    79,168,513
 BellSouth Corp. ..................   1,188,300    55,924,369
 SBC Communications, Inc. .........   1,078,100    46,493,063
                                                 ------------
                                                  259,136,357
                                                 ------------
 Financial 25.0%
 Banks 10.8%
 Bank of America Corp. ............     603,828    29,247,919
 Chase Manhattan Corp. ............   1,100,900    88,553,644
 First Union Corp. ................     718,100    24,101,231
 FleetBoston Financial Corp. ......     900,854    28,320,598
 J.P. Morgan & Co., Inc. ..........     334,500    41,080,781




    The accompanying notes are an integral part of the financial statements.

                                             Shares       Value ($)
-------------------------------------------------------------------------------

 PNC Bank Corp. ........................     535,200    25,689,600
                                                     -------------
                                                       236,993,773
                                                     -------------
 Insurance 7.1%
 AFLAC, Inc. ...........................     591,300    25,684,593
 Allstate Corp. ........................     930,700    21,580,605
 Cigna Corp. ...........................     702,100    50,375,674
 Hartford Financial Services Group, Inc.     498,600    19,009,125
 St. Paul Companies, Inc. ..............   1,259,800    38,030,213
                                                     -------------
                                                       154,680,210
                                                     -------------
 Consumer Finance 5.5%
 American Express Co. ..................     136,400    22,480,424
 Citigroup, Inc. .......................   1,711,148    98,284,063
                                                     -------------
                                                       120,764,487
                                                     -------------
 Other Financial Companies 1.1%
 Federal National Mortgage Association .     397,800    23,843,138
                                                     -------------
 Real Estate 0.5%
 Post Properties Inc. (REIT) ...........     310,800    11,926,950
                                                     -------------
 Media 5.0%
 Broadcasting & Entertainment 2.5%
 Viacom, Inc. "B"* .....................     353,900    19,597,213
 Walt Disney Co. .......................     972,100    35,299,381
                                                     -------------
                                                        54,896,594
                                                     -------------
 Print Media 2.5%
 Knight-Ridder, Inc. ...................   1,024,200    54,602,663
                                                     -------------
 Service Industries 2.6%
 Investment
 Merrill Lynch & Co., Inc. .............     649,500    56,344,125
                                                     -------------
 Durables 7.5%
 Aerospace 5.7%
 Boeing Co. ............................   1,341,670    59,452,752
 Lockheed Martin Corp. .................   1,170,100    21,939,375
 United Technologies Corp. .............     794,400    42,053,550
                                                     -------------
                                                       123,445,677
                                                     -------------
 Automobiles 1.8%
 Ford Motor Co. ........................     803,600    39,979,100
                                                     -------------


    The accompanying notes are an integral part of the financial statements.

                                                 Shares       Value ($)
-----------------------------------------------------------------------

 Manufacturing 7.8%
 Chemicals 5.8%
 Dow Chemical Co. ..........................     728,100    84,823,650
 E.I. du Pont de Nemours & Co. .............     466,700    27,535,300
 Sigma-Aldrich Corp. .......................     408,200    13,674,700
                                                         -------------
                                                           126,033,650
                                                         -------------
 Diversified Manufacturing 1.0%
 Textron, Inc. .............................     381,200    22,752,875
                                                         -------------
 Specialty Chemicals 1.0%
 Air Products & Chemicals, Inc. ............     737,200    21,839,549
                                                         -------------
 Technology 5.5%
 Diverse Electronic Products 3.5%
 Motorola, Inc. ............................     564,600    77,209,050
                                                         -------------
 Electronic Data Processing 2.0%
 Hewlett-Packard Co. .......................     212,400    22,992,300
 International Business Machines Corp. .....     192,600    21,607,313
                                                         -------------
                                                            44,599,613
                                                         -------------
 Energy 14.6%
 Oil & Gas Production 4.5%
 Coastal Corp. .............................     662,800    24,440,750
 Conoco, Inc. "B" ..........................     885,800    20,871,663
 Royal Dutch Petroleum Co. .................     140,000     7,408,442
 Royal Dutch Petroleum Co. (New York shares)     825,300    45,443,081
                                                         -------------
                                                            98,163,936
                                                         -------------
 Oil Companies 8.9%
 BP Amoco PLC ..............................     379,400    20,392,750
 Chevron Corp. .............................     297,200    24,834,775
 Exxon Mobil Corp. .........................   1,394,723   116,459,371
 Texaco, Inc. ..............................     646,200    34,167,825
                                                         -------------
                                                           195,854,721
                                                         -------------
 Oilfield Services/Equipment 1.2%
 Schlumberger Ltd. .........................     412,000    25,157,750
                                                         -------------
 Metals & Minerals 1.0%
 Steel & Metals
 Phelps Dodge Corp. ........................     332,000    19,297,500
                                                         -------------


    The accompanying notes are an integral part of the financial statements.

                                                                       Shares    Value ($)
--------------------------------------------------------------------------------------------

 Transportation 2.8%
 Railroads
 Burlington Northern Santa Fe Corp. ..........................         499,500   12,019,219
 CSX Corp. ...................................................         562,700   16,458,974
 Union Pacific Corp. .........................................         827,800   33,112,000
                                                                               ------------
                                                                                 61,590,193
                                                                               ------------
 Utilities 4.1%
 Electric Utilities
 Duke Energy Corp. ...........................................         492,000   28,413,000
 FPL Group, Inc. .............................................         474,800   20,030,625
 Peco Energy Co. .............................................         306,300   12,749,738
 Unicom Corp. ................................................         717,600   28,076,100
                                                                               ------------
                                                                                 89,269,463
                                                                               ------------

--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,646,591,496)                                     2,164,651,088
--------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,670,785,496) (a)                2,188,845,088
--------------------------------------------------------------------------------------------


*        Non-income producing.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $1,672,161,381. At January 31, 2000, net unrealized appreciation for all securities based on tax cost was $516,683,707. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $608,222,165 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $91,538,458.



    The accompanying notes are an integral part of the financial statements.

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,670,785,496) ...............   $2,188,845,088
Cash ....................................................................            1,056
Receivable for investments sold .........................................       20,144,508
Dividends receivable ....................................................        2,448,879
Interest receivable .....................................................            3,817
Receivable on Fund shares sold ..........................................        2,551,920
Other assets ............................................................            6,146
                                                                           ---------------
Total assets ............................................................    2,214,001,414

Liabilities
------------------------------------------------------------------------------------------
Payable for investments purchased .......................................        3,509,248
Payable for Fund shares redeemed ........................................        6,464,375
Accrued management fee ..................................................          771,020
Other accrued expenses and payables .....................................        1,547,450
                                                                           ---------------
Total liabilities .......................................................       12,292,093
------------------------------------------------------------------------------------------
Net assets, at value                                                        $2,201,709,321
------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .....................................        2,170,513
Net unrealized appreciation (depreciation) on investments ...............      518,059,592
Accumulated net realized gain (loss) ....................................       68,838,639
Paid-in capital .........................................................    1,612,640,577
------------------------------------------------------------------------------------------
Net assets, at value                                                        $2,201,709,321
------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($2,201,709,321 /
   84,603,848 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ...............................   $        26.02


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $173,416) ..........   $  23,626,065
Interest .......................................................       1,402,607
                                                                 ---------------
Total Income ...................................................      25,028,672
                                                                 ---------------
Expenses:
Management fee .................................................       7,356,580
Services to shareholders .......................................       2,974,091
Custodian and accounting fees ..................................          98,925
Trustees' fees and expenses ....................................          24,884
Reports to shareholders ........................................         135,560
Auditing .......................................................          28,659
Legal ..........................................................          18,836
Registration fees ..............................................          14,209
Other ..........................................................          62,780
                                                                 ---------------
Total expenses before expense reductions .......................      10,714,524
Expense reductions .............................................         (36,348)
                                                                 ---------------
Total expenses after expense reductions ........................      10,678,176
Net investment income (loss)                                          14,350,496

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     113,872,650
Foreign currency related transactions ..........................          (2,208)
                                                                 ---------------
                                                                     113,870,442
                                                                 ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (314,962,596)
Net gain (loss) on investment transactions                          (201,092,154)

Net increase (decrease) in net assets resulting from operations    $(186,741,658)



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                         Six Months
                                       Ended  January     Ten Months        Year Ended
                                          31, 2000      Ended July 31,     September 30,
Increase (Decrease) in Net Assets       (Unaudited)         1999               1998
-----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....   $    14,350,496    $    24,963,189    $    28,421,758
Net realized gain (loss) from
   investment transactions ......       113,870,442        109,584,503        162,388,328
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period      (314,962,596)       401,441,655       (280,820,721)
                                   ----------------    ---------------    ---------------
Net increase (decrease) in net
   assets resulting from
   operations ...................      (186,741,658)       535,989,347        (90,010,635)
                                   ----------------    ---------------    ---------------
Distributions to shareholders:
From net investment income ......       (31,941,232)       (14,320,764)       (18,248,388)
                                   ----------------    ---------------    ---------------
From net realized gain ..........      (118,822,149)      (166,948,064)      (141,425,011)
                                   ----------------    ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .......       222,517,863        533,428,766        349,010,684
Reinvestment of distributions ...       141,138,828        172,807,082        152,377,751
Cost of shares redeemed .........      (379,604,699)      (502,959,873)      (467,271,665)
                                   ----------------    ---------------    ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................       (15,948,008)       203,275,975         34,116,770
                                   ----------------    ---------------    ---------------
Increase (decrease) in net assets      (353,453,047)       557,996,494       (215,567,264)
Net assets at beginning of period     2,555,162,368      1,997,165,874      2,212,733,138
Net assets at end of period
   (including undistributed net
   investment income of
   $2,170,513, $19,761,249, and    ----------------    ---------------    ---------------
   $23,122,144, respectively) ...   $ 2,201,709,321    $ 2,555,162,368    $ 1,997,165,874
                                   ----------------    ---------------    ---------------
Other Information
-----------------------------------------------------------------------------------------
Shares outstanding at beginning
   of period ....................        85,028,260         77,857,803         76,343,193
                                   ----------------    ---------------    ---------------
Shares sold .....................         7,922,724         18,349,312         12,220,382
Shares issued to shareholders in
   reinvestment of distributions          5,303,974          6,234,024          5,700,627
Shares redeemed .................       (13,651,110)       (17,412,879)       (16,406,399)
                                   ----------------    ---------------    ---------------
Net increase (decrease) in Fund
   shares .......................          (424,412)         7,170,457          1,514,610
Shares outstanding at end of       ----------------    ---------------    ---------------
   period .......................        84,603,848         85,028,260         77,857,803
                                   ----------------    ---------------    ---------------





    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------
                      2000(a)(b) 1999(a)(c) 1998(a)(d) 1997(a)(d) 1996(d) 1995(d) 1994(d)
-----------------------------------------------------------------------------------------
Net asset value,
beginning of period   $30.05     $25.65     $28.98     $22.64     $22.92  $19.54  $23.06
                      -------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------
  Net investment
  income (loss)          .17        .30(e)     .36        .38        .36     .13    (.02)
-----------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on
  investment
  transactions         (2.36)      6.38      (1.59)      8.60       2.94    3.98    (.88)
                      -------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Total from
  investment
  operations           (2.19)      6.68      (1.23)      8.98       3.30    4.11    (.90)
-----------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------
  Net investment
  income                (.39)      (.18)      (.24)      (.16)      (.08)      --      --
-----------------------------------------------------------------------------------------
  Net realized gains
  on investment
  transactions         (1.45)     (2.10)     (1.86)     (2.48)     (3.50)    (.73)  (2.62)
                      -------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Total distributions  (1.84)     (2.28)     (2.10)     (2.64)     (3.58)    (.73)  (2.62)
-----------------------------------------------------------------------------------------
Net asset value, end
of period             $26.02     $30.05     $25.65     $28.98     $22.64  $ 22.92  $19.54
                      -------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Return (%)       (7.42)**   26.79**    (4.54)     43.06      15.94    21.96   (4.72)
-----------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)    2,202      2,555      1,997      2,213      1,651    1,492   1,338
-----------------------------------------------------------------------------------------
Ratio of expenses (%)    .89*       .87*       .88        .93        .92      .98     .97
-----------------------------------------------------------------------------------------
Ratio of net
investment income
(loss) (%)              1.20*      1.25*      1.25       1.51       1.62      .62    (.12)
-----------------------------------------------------------------------------------------
Portfolio turnover
rate (%)                  39*        35*        40         43        151      154      76
-----------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended January 31, 2000 (Unaudited).

(c) For the ten months ended July 31, 1999. On July 7, 1999, the Trustees of the Fund changed the fiscal year end from September 30 to July 31.

(d)      For the year ended September 30.

(e) Net investment income per share includes non-recurring dividend income amounting to $.05 per share.

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Large Company Value (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On July 7, 1999, the Trustees of the Fund changed the fiscal year end from September 30 to July 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $447,898,430 and $598,528,152, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.75% of the first $500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets, 0.60% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, and 0.50% of such net assets in excess of $2,000,000,000 computed and accrued daily and payable monthly. For the six months ended January 31, 2000, the fees pursuant to the Agreement amounted to $7,356,580 which was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended January 31, 2000, the amount charged to the Fund by SSC amounted to $1,316,618, of which $741,609 is unpaid at January 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended January 31, 2000, the amount charged to the Fund by STC amounted to $871,422, of which $341,265 is unpaid at January 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended January 31, 2000, the amount charged to the Fund by SFAC aggregated $86,843, of which $14,036 is unpaid at January 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. At January 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $135,164.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2000, Trustees' fees and expenses aggregated $24,884.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended January 31, 2000, the Fund's custodian and transfer agent fees were reduced by $42 and $36,306 respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------

 Lynn S. Birdsong*                             Ann M. McCreary*
   o  President and Trustee                      o  Vice President

 Sheryle J. Bolton                             Kathleen T. Millard*
   o  Trustee; Chief Executive Officer           o  Vice President
      and Director, Scientific Learning
      Corporation                              Lois Roman*
                                                 o  Vice President
 William T. Burgin
   o  Trustee; General Partner, Bessemer       Robert D. Tymoczko*
      Venture Partners                           o  Vice President

 Keith R. Fox                                  John Millette*
   o  Trustee; Private Equity Investor,          o  Vice President and Secretary
      Exeter Capital Management Corporation
                                               John R. Hebble*
 William H. Luers                                o  Treasurer
   o  Trustee; Chairman and President,
      U.N. Association of America              Caroline Pearson*
                                                 o  Assistant Secretary
 Kathryn L. Quirk*
   o  Trustee, Vice President and              *Scudder Kemper Investments, Inc.
      Assistant Secretary

 Joan E. Spero
   o  Trustee; President, The Doris Duke
      Charitable Foundation

 Paul Bancroft III
   o  Honorary Trustee; Venture
      Capitalist and Consultant

 Thomas J. Devine
   o  Honorary Trustee; Consultant

 Wilson Nolen
   o  Honorary Trustee; Consultant

 Robert G. Stone, Jr.
   o  Honorary Trustee; Chairman
      Emeritus and Director, Kirby
      Corporation

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser








SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.